Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: JULY 1, 2010 TO JULY 31, 2010

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ CATHERINE W. BRADSHAW	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

CATHERINE W. BRADSHAW	SEPTEMBER 15, 2010
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	SEPTEMBER 15, 2010
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)

7/31/2010
ASSETS

CURRENT ASSETS
Cash and cash equivalents	455,835
Restricted cash	13,039
Accounts receivable, net	211,036
Tax receivable	57,070
Prepaid expenses and other current assets	3,998
Intercompany receivables and investments in subsidiaries	85,134

TOTAL CURRENT ASSETS	826,112

Property and equipment	3,708
Accumulated depreciation	(673)
Net property and equipment	3,035
Other assets	20,156

TOTAL ASSETS	849,303

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	141,650
Expenses payable	23,154
Accrued expenses and other current liabilities	20,644

TOTAL CURRENT LIABILITIES	185,448

Deferred income taxes	7,084

LIABILITIES NOT SUBJECT TO COMPROMISE	192,532

LIABILITIES SUBJECT TO COMPROMISE	1,468,571

TOTAL LIABILITIES	1,661,103

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,915
Retained deficit	(1,542,559)
Accumulated other comprehensive loss	(9,768)

TOTAL STOCKHOLDERS' EQUITY	(811,800)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	849,303

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	7/1/2010 - 7/31/2010
Net sales	-
Cost of sales, buying and warehousing	-
Gross profit	-
Selling, general and administrative expenses	1,356
Operating loss	(1,356)
Interest income	-
Interest expense	-
Loss before reorganization items, GAAP reversals and income taxes	(1,356)
Net loss from reorganization items	(2,266)
Net gain from GAAP reversals	-
Income tax expense
Net loss	(3,622)

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/2008 - 7/31/2010
Net sales	3,200,966
Cost of sales, buying and warehousing	2,825,511
Gross profit	375,455
Selling, general and administrative expenses	1,097,614
Asset impairment charges (1)	756,785
Operating loss	(1,478,944)
Interest income	90
Interest expense	24,695
Loss before reorganization items, GAAP reversals and income taxes	(1,503,549)
Net loss from reorganization items	(759,000)
Net gain from GAAP reversals (2)	282,452
Income tax benefit (3)	84,547
Net loss	(1,895,550)

(1) The company recorded non-cash impairment charges of $756.8 million during the period between 11/10/2008 and 7/31/2010. The charges were primarily related to long-lived assets at the company's stores and the company's investment in its Canadian subsidiary.

(2) During the period between 1/1/09 and 7/31/10, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles. Items reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP. The net impact of these GAAP reversals was a non-cash gain of $282.5 million.

(3) During December 2009, the company recorded a net income tax benefit primarily resulting from the filing of a refund claim under the federal five year net operating loss carryback regulations.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
7/1/2010 - 7/31/2010
Operating Activities:
Net loss	$(3,622)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Net loss from reorganization items	2,266
Loss on disposition of property & equipment	122
Changes in operating assets and liabilities:
Accounts receivable, net	8,403
Merchandise payable	(395)
Expenses payable	995
Accrued expenses, other current liabilities and
income taxes	31
Net cash provided by operating activities before
reorganization items	7,800
Cash effect of reorganization items (professional fees)	(2,502)
Net cash provided by operating activities	5,298

Increase in cash and cash equivalents	5,298
Cash and cash equivalents at beginning of period	450,537
Cash and cash equivalents at end of period	$455,835

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
11/10/2008 - 7/31/2010
Operating Activities:
Net loss	(1,895,550)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net loss from reorganization items	759,000
Net gain from GAAP reversals	(282,452)
Depreciation expense	44,305
Amortization expense	4
Asset impairment charges	756,785
Stock-based compensation benefit	(8,447)
Loss on dispositions of property & equipment	451,940
Provision for deferred income taxes	3,383
Other	(9,813)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	(20,758)
Accounts receivable, net	(52,818)
Merchandise inventory	1,605,958
Prepaid expenses & other current assets	87,613
Other assets	17,705
Merchandise payable	(1,362)
Expenses payable	(23,077)
Accrued expenses, other current liabilities and
income taxes	(114,571)
Intercompany receivables	6,132
Other long-term liabilities	(231,876)
Net cash provided by operating activities before
reorganization items	1,092,101
Cash effect of reorganization items (professional fees & settlement of receivables)	(3,764)
Net cash provided by operating activities	1,088,337

Investing Activities:
Purchases of property and equipment	(748)
Dividend received from captive insurance subsidiary	8,952
Proceeds from sales of available for sale securities	1,140
Proceeds from sales of property & equipment	73,903
Net cash provided by investing activities	83,247

Financing Activities:
Proceeds from DIP borrowings	2,961,203
Principal payments on DIP borrowings	(3,691,794)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,983)
Change in overdraft balances	(4,710)
Net cash used in financing activities before
reorganization items	(737,081)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(763,763)

Increase in cash and cash equivalents	407,821
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$455,835

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	5/31/2010	6/30/2010	7/31/2010
1.	0-30				1,046,462	749,185	-
2.	31-60				-	-	-
3.	61-90				-	-	-
4.	91	+			242,884,419	220,151,057	212,151,410
5.	TOTAL ACCOUNTS RECEIVABLE				$243,930,881	$220,900,242	$212,151,410
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				1,115,696	1,115,696	1,115,696
7.	ACCOUNTS RECEIVABLE (NET)				$242,815,185	$219,784,546	$211,035,714

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	7/1/2010 - 7/31/2010

			0-30	31-60	61-90	91+
TAXES PAYABLE			DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL		$14,047	$-	$-	$-	$14,047
2.	STATE		2,851	-	-	246,488	249,339
3.	LOCAL		39,225	31,891	120,185	3,955,289	4,146,590
4.	OTHER (SEE APPENDIX A)		-	-	-	10,689,209	10,689,209
5.	TOTAL TAXES PAYABLE		$56,123	$31,891	$120,185	$14,890,986	$15,099,185

6.	MERCHANDISE PAYABLE		$-	$-	$-	$141,650,074	$141,650,074
	EXPENSES PAYABLE		$841,292	$168,491	$67,739	$22,076,080	$23,153,602

STATUS OF POSTPETITION TAXES					MONTH:	7/1/2010 - 7/31/2010

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$7,322	$19,618	$(17,959)	$8,981
2.	FICA-EMPLOYEE**			2,557	6,136	(6,160)	2,533
3.	FICA-EMPLOYER**			2,557	6,136	(6,160)	2,533
4.	UNEMPLOYMENT			-			-
5.	INCOME			-			-
6.	OTHER (ATTACH LIST)			-	-	-	-
7.	TOTAL FEDERAL TAXES			$12,436	$31,890	$(30,279)	$14,047
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$2,376	$6,261	$(5,786)	$2,851
9.	SALES			245,297	1,191	-	246,488
10.	EXCISE			-	-	-	-
11.	UNEMPLOYMENT			-	-	-	-
12.	REAL PROPERTY			31,026	-	-	31,026
13.	PERSONAL PROPERTY			4,115,564	-	-	4,115,564
14.	OTHER (SEE APPENDIX A)			11,093,347	(404,138)	-	10,689,209
15.	TOTAL STATE & LOCAL & OTHER			$15,487,610	$(396,686)	$(5,786)	$15,085,138
16.	TOTAL TAXES			$15,500,046	$(364,796)	$(36,065)	$15,099,185

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
Business Licenses and Gross Receipts Taxes	$-	$-	$-	576,767	576,767
Real Estate Taxes (passed through by landlord)	-	-	-	10,112,442	10,112,442

Other Taxes Payable	$-	$-	$-	$10,689,209	$10,689,209

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
Business Licenses and Gross Receipts Taxes	$662,269	(85,502)	-	$576,767
Real Estate Taxes (passed through by landlord)	10,431,078	(318,636)	-	10,112,442

Total Other Taxes	$11,093,347	$(404,138)	$-	$10,689,209

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	7/1/2010 - 7/31/2010
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$468,874,766
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$-	$-

CASH

12.	CURRENCY ON HAND				$-

13.	TOTAL CASH - END OF MONTH				$468,874,766

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 7/31/10

101003	Wachovia Circuit City Master	2055275431509	Circuit City Stores, Inc.	Funding Account	$ -	$ -	7/31/2010	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	Circuit City Stores, Inc.	Funding Account	5,034,676	5,034,676	7/31/2010	Y
101034	JP Morgan Escrow	887400844	Circuit City Stores, Inc.	Escrow Account	12,715,728	12,715,728	7/31/2010	Y
101035	JP Morgan Main	887400836	Circuit City Stores, Inc.	Collateral Account	449,790,071	449,790,071	7/31/2010	Y
101063	Wachovia Sublease Lockbox	2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	7/31/2010	Y
101100	Suntrust Concentration	88001883706	Circuit City Stores, Inc.	Funding Account	872	872	7/31/2010	Y
101217	Wachovia Payroll	2079900613908	XS Stuff, LLC	Payroll Account	7,123	7,123	7/31/2010	Y
101248	Wachovia Dental Plan Account	2000048299253	Circuit City Stores, Inc.	Depository Account	323,703	323,703	7/31/2010	Y
101255	Wachovia Service Payables	2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	(47,407)	7/31/2010	Y
101530	Wachovia Ventoux International	2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	7/31/2010	Y

					$ 468,922,173	$ 468,874,766

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

					MONTH:	7/1/2010 - 7/31/2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc.	7/15/2010	$447,581	$66,702	$9,278,255	$132,650
2.	Kirkland & Ellis LLP			-	291,017	-
3.	KPMG LLP	7/15/2010	14,368	14,368	976,186	-
4.	Kurtzman Carson Consultants LLC			-	8,208,796	487,976
5.	McGuire Woods, LLP	7/15/2010	902,515	429,749	5,496,696	406,513
6.	Skadden, Arps, Slate, Meagher & Flom, LLP	7/15/2010	2,408,307	1,577,329	15,163,568	746,599
7.	Ernst & Young LLP	7/15/2010	164,994	29,657	2,221,724	78,170
8.	Tavenner & Beran, PLC			-	265,410	-
9.	Jefferies & Company, Inc.			-	658,254	-
10.	Pachulski, Stang, Ziehl & Jones			42,224	3,040,266	-
11.	Rothschild Inc.			-	3,017,829	-
12.	Protiviti			330,575	3,498,724	86,527
13.	DJM Realty Services, LLC	7/15/2010	53,654	-	742,573	569
14.	Lucy Thomson			-	74,526	-
15.	Gowling Lafleur Henderson LLP			-	103,660	560,547
16.	Crowe Horwath LLP			11,195	104,846	-
	TOTAL PAYMENTS
	TO PROFESSIONALS			$2,501,799	$53,142,330	$2,499,551

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$6,695	$6,695	$11,025,698
2.
3.
4.
5.
6.	TOTAL		$6,695	$6,695	$11,025,698

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)
The leases line item is made up of several landlords. As such, only the total amount is reported in this schedule. The unpaid balance remaining at 7/31/2010 primarily includes some rent payments due for the period from 11/10/2008 - 11/30/2008.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	7/1/2010 - 7/31/2010

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?			X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?			X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?			X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?			X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
8.	Certain real estate taxes are passed through to the debtors from the landlords. A portion of these real estate taxes is past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 7/31/2010 but were not paid.
10.
The rent for some store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.  In addition, due to the liquidation proceedings, the debtors are currently reconciling amounts due to post-petition creditors, which has slowed creditor payments.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers’ Compensation & Employer’s Liability	ACE American Insurance Company	4/1/10 - 4/1/11	$8,891 paid at inception
General Liability and Non-owned Auto Liability	First Specialty Insurance Company	4/1/10 - 4/1/11	$56,255 paid at inception
Excess Liability	RSUI Indemnity Company	4/1/10 - 4/1/11	$37,500 paid at inception
Crime/Fidelity	Starr Indemnity and Liability Company	12/1/09 - 12/1/10	$35,000 paid on 4/14/10
D&O (Traditional) - Primary	Chartis	12/1/09 - 12/1/10	$125,000 paid at inception
D&O (Traditional) - Layer 1	C.V. Starr & Co., Inc.	12/1/09 - 12/1/10	$69,000 paid at inception
D&O (Traditional) - Layer 2	CNA	12/1/09 - 12/1/10	$55,000 paid at inception
D&O (Traditional) - Layer 3	Valiant Insurance Group	12/1/09 - 12/1/10	$50,000 paid at inception
D&O (Traditional) - Layer 4	C.V. Starr & Co., Inc.	12/1/09 - 12/1/10	$25,000 paid at inception
D&O (Traditional) - Layer 5	Chartis	12/1/09 - 12/1/10	$25,000 paid at inception
Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
Runoff D&O - Layer 2 (Year 1)	Great American Insurance Group	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 2 (Years 2 - 6)	Axis Insurance	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
Runoff D&O - Layer 4	Axis Insurance	12/1/08 - 12/1/14	$698,700 paid at inception
Runoff D&O - Layer 5	RSUI Group, Inc.	12/1/08 - 12/1/14	$589,050 paid at inception
Runoff D&O - Layer 6	Arch Insurance Group	12/1/08 - 12/1/14	$540,000 paid at inception
Runoff D&O - Layer 7 (Side A DIC)	XL Insurance	12/1/08 - 12/1/14	$1,275,000 paid at inception
Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
Property - All Risk	Columbia Casualty Company	8/15/09 - 8/15/10	$77,290 paid at inception